                                                                   Exhibit 23(a)







                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 16, 2001, in the Registration Statement on Form S-11 and related Prospectus of Huntington Preferred Capital, Inc. for the registration of 2,000,000 shares of its Noncumulative Exchangeable Perpetual Preferred Securities.


                                                           /s/ Ernst & Young LLP


Columbus, Ohio
May 16, 2001